UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 26, 2005

                                COLUMBIA BANCORP
             (Exact name of registrant as specified in its chapter)

           Oregon                         0-27938                 93-1193156
(State or other jurisdiction            (Commission            (IRS Employer
       of incorporation)                File Number)         Identification No.)

                        401 East Third Street, Suite 200,
                            The Dalles, Oregon 97058
                    (Address of principal executive offices)

                                 (541) 298-6649
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.      Results of Operations and Financial Condition

On January 26, 2005, Columbia Bancorp (the "Company") announced its financial results for the fourth quarter and twelve months ended December 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference.

Item 9.01.        Exhibits.

(c) Exhibits

99.1     Press Release dated January 26, 2005.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 26, 2005     /s/ Roger L. Christensen
                             ------------------------
                             Roger L. Christensen, President and Chief
                             Executive - Columbia River Bank; President and
                             Chief Executive Officer - Columbia Bancorp
Dated:  January 26, 2005
                             /s/ Greg B. Spear
                             -----------------
                             Greg B. Spear, Executive Vice President, Chief
                             Financial Officer - Columbia River Bank; and Chief
                             Financial Officer - Columbia Bancorp